                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 August 22, 2002
-------------------------------------------------------------------------------
                        (Date of earliest event reported)


                              Banknorth Group, Inc.
-------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


Maine                                  0-16947                 01-0437984
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)


P.O. Box 9540, Two Portland Square, Portland, Maine            04112-9540
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


                                 (207) 761-8500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)

ITEM 5. OTHER EVENTS

        On August 22, 2002, Banknorth Group, Inc. ("Banknorth") and American Financial Holdings, Inc. ("American") announced that they had entered into an Agreement and Plan of Merger, dated as of August 22, 2002 (the "Agreement"), which sets forth the terms and conditions pursuant to which American will be merged with and into Banknorth (the "Merger"). The Agreement provides, among other things, that as a result of the Merger each outstanding share of common stock of American (subject to certain exceptions) will be converted into the right to receive either $32.00 in cash or 1.22 shares of common stock of Banknorth, plus cash in lieu of any fractional share interest, subject to election and allocation procedures set forth in the Agreement which are intended to ensure that 50% of the outstanding shares of American common stock will be converted into the right to receive Banknorth common stock and 50% of the outstanding shares of American common stock will be converted into the right to receive cash.

        Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Agreement by the shareholders of American and (ii) the receipt of requisite regulatory approvals of the Merger and the proposed merger of American's banking subsidiary, American Savings Bank, with and into Banknorth's banking subsidiary, Banknorth, NA, following consummation of the Merger.

        For additional information, reference is made to the press release dated August 22, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference, and the other exhibits filed herewith.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    The following exhibits are included with this Report:

        Exhibit No.          Description
        -----------          -----------

        2.1 Agreement and Plan of Merger, dated as of August 22, 2002, between Banknorth and American


        10.1 Form of Shareholder Agreement between each director of American and Banknorth (included as Annex A to
                             Exhibit 2.1)

        10.2 Form of Executive Agreement by and among Banknorth, American, American Savings Bank and each of
                             Robert T. Kenney, Charles J.

        Exhibit No.          Description
        -----------          -----------

                             Boulier III, Peter N. Perugini, Richard J. Moore, Sheri C. Pasqualoni, William E. Solberg, Charles
                             P. Ahern and Earl T. Young (included as Annex B to
                             Exhibit 2.1)

        10.3 Form of Consulting Agreement between Banknorth and Robert T. Kenney (included as Annex C to
                             Exhibit 2.1)

        99.1                 Press Release, dated August 22, 2002*




-------------------
        * Incorporated by reference from Banknorth's filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 on August 22, 2002.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BANKNORTH GROUP, INC.


                            By:   /s/ Peter J. Verrill
                                  --------------------------------------
                                   Name:  Peter J. Verrill
                                   Title: Senior Executive Vice President,
                                          Chief Operating Officer and Chief
                                          Financial Officer


Date:  August 23, 2002